                                                                    EXHIBIT 10.1

[KPMG LOGO]

The Management Board and Supervisory Board
Allianz Aktiengesellschaft

     We consent to the incorporation by reference in the Registration Statement on Form S-8 relating to the Allianz of America, Inc. Employee Stock Purchase Plan of Allianz Aktiengesellschaft ("Allianz") of our report dated June 25, 2002 relating to the consolidated balance sheets of Allianz and its subsidiaries (collectively, the "Allianz Group") as of December 31, 2001, and 2000, and the related consolidated income statements and cash flow statements for each of the years in the three-year period ended December 31, 2001, and the financial statement Schedules I, II, III and IV, which report is included in the annual report on Form 20-F for the year ended December 31, 2001 of Allianz. Our report refers to a restatement of the US GAAP reconciliation for 2000.

/s/ KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft
    Wirtschaftsprufungsgesellschaft
     -------------------------------------------------------------------------

KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft
Wirtschaftsprufungsgesellschaft

Munich, Germany
June 25, 2002